EXHIBIT 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the TiVo Inc. (the “Company”) Quarterly Report on Form 10-Q for the period ending October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David H. Courtney, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: December 10, 2004

/s/ David H. Courtney
David H. Courtney
Executive Vice President, Worldwide Operations and Administration and Chief Financial Officer

61